Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

In connection with the Composite Technology Corporation (the "Company") Amendment No. 1 to Annual Report on Form 10-K/A for the year ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Benton H Wilcoxon, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that,:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2) The information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.



                                /s/ Benton H Wilcoxon
                                -------------------------
                                Benton H Wilcoxon
                                Chief Executive Officer
                                (Principal Executive Officer)
                                Acting Chief Financial Officer
                                (Principal Financial Officer)

                                August 14, 2006